Exhibit 99.52

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-L

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 11/15/2007


Blended Coupon 6.4136%


Excess Protection Level
3 Month Average   5.47%
March, 2001   8.09%
February, 2001   7.43%
January, 2001   0.89%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.74%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,172,058,483.42